UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: June 22, 2018

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers.

Executive and Non-Employee Director Awards.

Executive Officer Awards. June 22, 2018, the Compensation Committee and Board of Directors approved various awards to employees, which included awards to each of Dr. Joslyn, Mr. Sullivan and Dr. Handfield, of options to purchase 28,000, 18,000 and 16,000, respectively, of shares of Company common stock under the Company’s 2012 Equity Incentive Plan at an exercise price of $1.52 per share, the closing price on the June 22, 2018, the date of grant. The options vest on the first anniversary of the date of the grant, provided that the recipient remains employed with the Company through the vesting date. The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes earlier vesting upon a change in control of the Company.

Non-Employee Director Equity Awards. Also on June 22, 2018, in connection with and in furtherance of Directors Compensation program, the Board approved (i) stock option awards in the amount of 14,000, to each of the Company’s non-employee directors, Frederick Telling, Charles Pope, Alan Dunton and Robert Koski at an exercise price of $1.52 per share, the closing price on the June 22, 2018, the date of grant and (ii) to each of the Company’s non-employee directors, Frederick Telling, Charles Pope, Alan Dunton and Robert Koski common stock award of 4,000 shares, which vested immediately under the Company’s 2012 Equity Incentive Plan. The non-employee director option awards of 14,000 shares, consisting of 8,000 shares provided as part of the annual awards under the Director Compensation program and a separate additional discretionary award of 6,000 shares made to each director in connection with their service to the Company. The options are subject to vesting on the first anniversary of the date of the grant, provided that the recipient remains a director of the Company through the vesting date. The stock option awards are subject to the standard terms and conditions of the Company’s form of director stock option agreement which include earlier vesting upon a change in control of the Company.

Executive Bonus Plan 2018

On June 22, 2018, the Board of Directors (the “Board”) of Oragenics approved the 2018 cash bonus program for Dr. Alan Joslyn, Mr. Michael Sullivan, and Dr. Martin Handfield recommended by the Compensation Committee. Under such cash bonus program, Dr. Joslyn, Mr. Sullivan, and Dr. Handfield are eligible for cash bonuses of up to $175,000, $76,650 and $48,900 respectively, equaling up to 50%, 35% and 25% of their respective base salaries (each a “Bonus Target”).

The bonuses payable to Dr. Joslyn are to be based upon the achievement of the following objectives:

(i) Up to 55% of the Bonus Target for financial performance objectives related to the Company’s raising capital, strategic initiatives and budgeting and management;

(ii) Up to 30% of the Bonus Target for objectives related to AG013 clinical trials; and

(iii) Up to 15% of the Bonus Target for objectives related to lantibiotic program developments.

The bonuses payable to Mr. Sullivan are to be based upon the achievement of the following objectives:

(i) Up to 85 % of the Bonus Target for financial performance objectives related to the Company’s raising capital, strategic initiatives, and budgeting and management;

(ii) Up to 10% of the Bonus Target for objectives related to AG013 clinical trials; and

(iii) Up to 5% of the Bonus Target for objectives related to lantibiotic program developments.

The bonuses payable to Dr. Handfield are to be based upon the achievement of the following objectives:

(i) Up to 15% of the Bonus Target for objectives related to the Company’s strategic initiatives and management; and

(ii) Up to 85% of the Bonus Target for objectives related to lantibiotic program developments.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company’s Board of Directors and the Company’s shareholders authorized the amendment to our Amended and Restated Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock from 45,000,000 shares to 200,000,000 shares upon a determination by our Board of Directors that such an increase is in the best interests of our Company and our shareholders.

The Amendment was filed with the Secretary of State of Florida and became effective June 25, 2018. Following the Amendment, the Company is authorized to issue 250,000,000 shares of capital stock consisting of (i) 200,000,000 shares of common stock and (ii) 50,000,000 shares of preferred stock. The foregoing description is qualified in its entirety by reference to the Amendment filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    The 2018 annual meeting of shareholders of Oragenics, Inc. was held on June 22, 2018.

(b)    At the 2018 annual meeting, the following proposals were voted on by our shareholders:

PROPOSAL I:    Election of Directors.

Dr. Frederick Telling, Dr. Alan Joslyn, Mr. Robert Koski, Mr. Charles Pope, and Dr. Alan Dunton were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non- Votes
Dr. Frederick Telling	3,479,302	30,377	1,813,543
Dr. Alan Joslyn	3,488,086	21,593	1,813,543
Robert Koski	3,487,430	22,249	1,813,543
Charles Pope	3,476,181	33,498	1,813,543
Dr. Alan Dunton	3,478,993	30,686	1,813,543

PROPOSAL II: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	3,448,409
AGAINST	47,145
ABSTAIN	14,125
BROKER NON-VOTES	1,813,543

PROPOSAL III: Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation.

FOR	4,721,102
AGAINST	600,914
ABSTAIN	1,206

PROPOSAL IV: Approval of an amendment to the Company’s 2012 Equity Incentive Plan.

FOR	3,420,019
AGAINST	86,452
ABSTAIN	3,208
BROKER NON-VOTES	1,813,543

PROPOSAL V: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2018.

FOR	5,232,267
AGAINST	82,000
ABSTAIN	8,955

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation as historically amended through December 28, 2017 (incorporated by reference as Exhibit 3.1 to Form 8-K filed on December 29, 2017).

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation dated effective December 29, 2017 (incorporated by reference as Exhibit 3.2 to Form 8-K filed on December 29, 2017).

3.3	Articles of Amendment to Amended and Restated Articles of Incorporation (incorporated by reference as Exhibit 3.1 to Form 8-K filed on January 19, 2018).

3.4	Articles of Amendment to Amended and Restated Articles of Incorporation.

4.1	2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.1 to Form 8-K filed on October 25, 2012.

4.2	First Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.2 to Form 8-K filed on May 5, 2017.)

4.3	Second Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.3 to Form 8-K filed on December 29, 2017).

4.4	Third Amendment to 2012 Equity Incentive Plan.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 26th day of June, 2018.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer